Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
3/15/12


        Blended Coupon
5.8585%



        Excess Protection Level
          3 Month Average   4.87%
          October, 1997   5.32%
          September, 1997   4.77%
          August, 1997   4.54%


        Cash Yield                                  18.37%


        Investor Charge Offs                         4.61%


        Base Rate                                    8.44%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$1,000,000,000.00


        Seller Participation Amount
$4,401,496,533.34